AFBA 5Star Fund, Inc.

                            AFBA 5Star Balanced Fund
                           AFBA 5Star High Yield Fund
                            AFBA 5Star Large Cap Fund
                             AFBA 5Star Mid Cap Fund
                      AFBA 5Star Science & Technology Fund
                               AFBA Small Cap Fund
                           AFBA 5Star USA Global Fund

                   Supplement dated November 25, 2003 to the:

           Advisory Series Prospectus relating to Class A, Class B and
                   Class C Shares dated July 31, 2003 and the
 Institutional Series Prospectus Relating to Class I Shares dated July 31, 2003

The second paragraph of the "Manager and Sub-Adviser" Section on page 14 of the Institutional Series Prospectus and page 21 of the Advisory Series Prospectus is hereby replaced with the following:

The Manager employs at its own expense Kornitzer Capital Management, Inc. ("KCM") as sub-adviser to manage the assets of the Funds on a day-to-day basis. KCM is an independent investment advisory firm founded in 1989. Its experienced investment analysis and research staff serves a broad variety of individual, corporate and other institutional clients. The AFBA 5Star Funds are managed by a team of four individuals. John Kornitzer has over 30 years of investment experience. He served as investment manager at several Fortune 500 companies prior to founding KCM in 1989. Mr. Kornitzer is the lead portfolio manager of the AFBA 5Star Balanced Fund. Kent Gasaway joined KCM in 1991 and is a Chartered Financial Analyst with over 20 years of research and management experience. He holds a B.S. in Business Administration from Kansas State University. Mr. Gasaway works with both equity and fixed income portfolios. Mr. Gasaway is the lead portfolio manager of the AFBA 5Star High Yield Fund and co-manager of the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Small Cap Fund, and the AFBA 5Star USA Global Fund. Bob Male is a Chartered Financial Analyst with more than 11 years of investment research experience. Prior to joining KCM in 1997, he was with USAA Investment Management, San Antonio, TX, since 1992. He holds a B.S. in Business Administration from the University of Kansas and an MBA from Southern Methodist University. Mr. Male is a co-manager for the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Small Cap Fund and the AFBA 5Star USA Global Fund. Grant P. Sarris joined KCM in 2003 and is a Chartered Financial Analyst with over 12 years investment experience. He holds a B.A. from the University of Wisconsin and an MBA from the University of Minnesota. Prior to joining KCM he was a Senior Vice President and portfolio manager with Waddell & Reed managing small cap assets. Mr. Sarris is a co-manager for the AFBA 5Star Mid Cap Fund and AFBA 5Star Small Cap Fund. KCM utilizes an investment committee to manage the AFBA 5Star Science & Technology Fund.